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                                                                    EXHIBIT 23.3



                   [LETTERHEAD OF CLIFTON GUNDERSON, L.L.C.]



                         Independent Auditor's Consent
                         -----------------------------

The Board of Directors
Farmers National Bancorp, Inc.


We consent to the use of our report dated January 12, 1996 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                                   /s/ Clifton Gunderson L.L.C.


Peoria, Illinois
January 22, 1997